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                                                                    EXHIBIT 99.5

              AMENDMENT NO. 1 TO RESTATED SHAREHOLDERS AGREEMENT
              --------------------------------------------------

          This Amendment No. 1 (this "Amendment") to the Shareholders Agreement dated as of March 15, 1994 and restated as of April 27, 1994, is entered into this 15th day of March, 1996 by and among SAHI, Inc., a Delaware corporation ("SAHI, Inc."), SAHI Partners, a Delaware general partnership, Starwood Mezzanine Investors, L.P., a Delaware limited partnership ("Starwood Mezzanine") and Angeles Participating Mortgage Trust, a California Business Trust (the "Company"), with reference to the following facts:

          WHEREAS, SAHI Partners, SAHI, Inc. and the Company entered into that certain Shareholders Agreement dated as of March 15, 1994 and restated as of April 27, 1994 ("Shareholders Agreement");

          WHEREAS, SAHI Partners has assigned its Class A Warrant to Starwood Mezzanine; and

          WHEREAS, SAHI Partners, SAHI, Inc. and the Company hereby deem it to be in their respective best interests to amend the Shareholders Agreement as set forth herein;

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. Any initially capitalized term not defined herein shall have the meaning ascribed thereto in the Shareholders Agreement.

          2. Starwood Mezzanine hereby agrees that, upon the full or partial exercise of the Class A Warrant, it shall become a party to the Shareholders Agreement and further agrees to be bound by all of the terms and conditions of the Agreement applicable to SAHI Partners and SAHI, Inc.

          3. Section 7(d) of the Shareholders Agreement shall be deleted in its entirety and replaced with the following:

          "(d) take any actions (other than the (1) entry into this Agreement, (2) the purchase of the Class A Warrant and the Class B Warrant and the consummation of the transactions contemplated herein and therein and (3) the issuance of Class A Shares upon the exchange of Starwood Mezzanine's limited partnership interests in APT Limited Partnership ("Partnership") pursuant to the partnership agreement of the Partnership and (4) the required issuance of the Class B Shares pursuant to the Declaration of Trust of the Company upon the issuance of Class A Shares, and the consummation of the transactions contemplated herein and therein) which would result in one or more publicly-traded classes of the Company's equity securities no longer having the attributes of public ownership; or"

          4. Section 17 of the Shareholders Agreement is hereby amended to read as follows in its entirety:

          "Section 17. Termination. This Agreement will terminate automatically and be of no further force and effect on the third anniversary of the Company's 1996 Annual Meeting of Shareholders."

          5. Except as amended by this Amendment, the Agreement shall continue in full force and effect.
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          6.  This Amendment may be executed in multiple counterparts, each of which will be an original and all of which taken together will constitute one and the same agreement.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 as of the date set forth above.


                                  ANGELES PARTICIPATING MORTGAGE TRUST


                                  By: /s/ Ronald J. Consiglio
                                      ---------------------------------
                                      Ronald J. Consiglio, President


                                  SAHI PARTNERS

                                  By: SAHI, Inc., a general partner


                                      By: /s/ Madison F. Grose
                                          -----------------------------
                                          Madison F. Grose,
                                          Vice President

                                  SAHI, INC.


                                  By: /s/ Madison F. Grose
                                      ---------------------------------
                                      Madison F. Grose,
                                      Vice President


                                  STARWOOD MEZZANINE INVESTORS, L.P.


                                  By: STARWOOD CAPITAL GROUP I, L.P.,
                                      general partner

                                      By: BSS CAPITAL PARTNERS, L.P.,
                                          general partner

                                          By: STERNLICHT HOLDINGS
                                              II, INC., general partner


                                              By: /s/ Madison F. Grose

                                              Name:  Madison F. Grose
                                              Title: Executive Vice President